ACQUISITION OF SHAREHOLDINGS	12 Months Ended
Dec. 31, 2023
ACQUISITION OF SHAREHOLDINGS
ACQUISITION OF SHAREHOLDINGS

NOTE 28 – ACQUISITION OF SHAREHOLDINGS

The main acquisitions in 2023 compared to previous years are detailed below:

a) Acquisition of NYSSA

On June 1, 2022, the Company acquired 100% of the issued shares of NYSSA (represented by 10,000 shares, of $1,000 per share and represents one vote each), whose main activity is to provide internet access services in Mendoza, Argentina, through a license granted by ENACOM.

The Purchase consideration amounted to $2,884 million (in current currency as of December 31, 2023) and the Net identifiable assets acquired at fair value were $1,987 million. Therefore, the Company recognized, as of December 31, 2022, a Goodwill of $897 million.

As of December 31, 2023, the Company maintains indemnification assets for a total amount of $45 million, associated with certain identified liabilities, which are expected to be deducted from the next installment payment. Additionally, as of December 31, 2023 the debt amounts to $1,592 million, of which $566 million are current and $1,026 million are non-current.

b)Acquisition of the OPH

On April 24, 2023, the Company entered into a share subscription agreement, whereby it subscribed 1,000 Class B common shares, entitled to one vote per share, of OPH, representing 50% of its capital stock, as well as an agreement of joint corporate governance of OPH and its subsidiaries, with the other shareholder.

OPH, a company incorporated in the state of Delaware, USA, holds a 100% equity interest in Open Pass S.A.U. (“Open Pass”), a company that provides computer services related to software development and maintenance, with which Micro Sistemas holds an agreement for the use and development of the digital wallet platform.

The transaction price was set at US$13.8 million. On the date of subscription of the shares, the Company paid US$4.8 million, equivalent to $2,775 million in current currency as of December 31, 2023 ($2,228 million in cash and $547 million through the delivery of government bonds), and the outstanding balance will be settled in three equal annual installments. As of December 31, 2023, the Company’s debt amounts to $6,492 million ($2,358 million are current and $4,133 million are non-current), and is recognized in “Other liabilities”.

In April, 2023, Micro Sistemas assigned to the Company the call option rights receivable over Open Pass shares granted to Micro Sistemas by certain shareholders of Open Pass, which expired on April 30, 2023.

In addition, in March, 2023, the Company set up a guarantee trust which as of December 31, 2023 is registered in IGJ, whose purpose is to constitute a guarantee of payment of the remaining balance to be paid to OPH, with OPH being the beneficiary of such trust.

As of December 31, 2023 the Company maintains a guarantee deposit under “Other receivables” for $7,189 million ($2,417 million are current and $4,772 million are non-current), related to the balance in bank accounts reported by the trust.